12. Income Tax	12 Months Ended
Jun. 30, 2017
Income Tax Disclosure [Abstract]
Income Tax

The Company's income taxes are as follows:

	June 30,	June 30,	June 30,
	2017	2016	2015
Expected income tax benefit at the combined statutory rate of 35%	$1,284,900	$1,178,000	$1,574,100
Non-deductible stock compensation and other	–	–	(6,470)
U.S. effective rate in excess of Canadian tax rate	(56,000)	(56,700)	(65,520)
Valuation allowance	(1,228,900)	(1,121,300)	(1,502,110)
Benefit from income taxes	$–	$–	$–

The components of deferred tax assets are as follows:

	June 30, 2017	June 30, 2016	June 30, 2015
Net operating loss carry forwards	$4,548,800	$3,432,000	$2,424,000
Accounts payable and accrued liabilities	–	–	–
Valuation allowance	(4,548,800)	(3,432,000)	(2,424,000)
Net	$–	$–	$–

The components of net loss for fiscal 2017, 2016 and 2015 before income tax consisted of the following:

	Year Ended June 30,
$ Description	2017	2016	2015
U.S. Operations	$(2,863,675)	$(2,584,353)	$(3,532,590)
Canadian Operations	(430,814)	(436,221)	(503,997)
Total net loss	$(3,294,489)	$(3,020,574)	$(4,036,587)

The Company has net operating loss carry forwards available to be applied against future years' taxable income. Due to the losses from operations and expected future operating results, it is more likely than not that the deferred tax asset resulting from the tax losses available for carry forward will not be realized through the reduction of future income tax payments. Accordingly, a 100% valuation allowance has been recorded for deferred tax assets and current income taxes.

As of June 30, 2017, the Company had approximately $13,051,000 of Federal, provincial and state net operating loss (“NOL”) carry forwards available to offset future years’ taxable income. Such carry forwards expire between 2030 and 2036. Due to a change in ownership as defined under Section 382 of the Internal Revenue Code due to share issuances exceeding 50%, these net operating losses will likely be limited to a nominal amount, annually. During the year ended June 30, 2017, the Company excluded NOLs prior to fiscal 2012 from its deferred tax assets. The Canadian NOL are calculated using the Canadian tax rate of 26% compared to the U.S. tax rate of 35%.

The Company has not filed its United States Federal and State tax returns for the years ranging from June 30, 2011 - 2017. Management intends to comply with the requirements to file the tax returns upon raising capital. Failure to file the tax returns could result in penalties assessed against the Company. The Company has identified the United States as its "major" tax jurisdiction.  The United States Federal return years 2008 through 2011 are still subject to tax examination by the United States Internal Revenue Service; however, we do not currently have any ongoing tax examinations.